UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2021

LIMBACH HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Waterfront Place, Suite 201, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 359-2100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	LMB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.
On May 14, 2021, Limbach Holdings, Inc. (the “Company”) issued a press release dated the same date announcing its financial results for its quarter ended March 31, 2021. We have furnished a copy of this release as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 14, 2021, Larry G. Swets, a Class A directors, notified management that he intends to transition off of our Board of Directors and resign from the Board and all committees of the Board on which he serves at the earlier to occur (i) the time when the Company secures a suitable replacement for Mr. Swets or (ii) the end of this calendar year. Mr. Swets will be focusing more fully on other business interests, unrelated to Limbach, which create increasing business demands on his time. Mr. Swets believes it is important to provide the Company and its shareholders with transparency that allows for an appropriate transition and has not advised the Company that his intention to transition off of our Board of Directors is related to any disagreement relating to the Company’s operations, policies or practices. During this transition, the Company will consider a number of factors, including the goal of additional diversity for the Board, as it searches for a successor to Mr. Swets.

The Nominating and Corporate Governance Committee of the Board intends to immediately move forward with a selection process to fill Mr. Swet’s position, with the intention of selecting a new member with the experience to provide guidance to support the Company’s growth plans, with a focus on enhancing diversity and inclusion as a Board and with a keen view towards supplementing the board level domain expertise in the areas of technology, mergers and acquisitions, environmental, social and governance (“ESG”) considerations, and mechanical, electrical and plumbing (“MEP”) engineering.

Item 7.01	Regulation FD Disclosure.
Exhibit 99.1 hereto is incorporated into this Item 7.01 by reference.
The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Earnings Press Release for the quarter ended March 31, 2021

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMBACH HOLDINGS, INC.

By:	/s/ Jayme L. Brooks
Name: Jayme L. Brooks
Title: Chief Financial Officer

Dated: May 14, 2021